UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                         SPIDERBOY INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_] Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


                           Proxy Statement Pursuant to
               Section 14A of the Securities Exchange Act of 1934


                          Spiderboy International, Inc.
             (Exact name of registrant as specified in its Charter)


                            Common Stock no par value
                                 (Title of Class
                                 of Securities)


                      (CUSIP Number of Class of Securities)
                                   3383 12 101

        Minnesota                     0-18292                    41-0825298
(State of Incorporation)     (Commission file number)          (IRS Employer
                                                          Identification Number)



                                 Charles Clayton
                         12 S. Sixth Street, Suite 1008,
                          Minneapolis, Minnesota 55402
                                 (612) 338-3738
                  (Name, address and telephone number of person
            authorized to receive notice and communications of behalf
                           on person filing statement)

ITEM 1. DATE, TIME AND PLACE INFORMATION

         The special meeting of shareholders of High Country Ventures, Inc. was held at the Thunderbird Hotel, 2201 E. 78th Street, Bloomington, Minnesota on the 12th day of October, 2000, at 3:00 p.m.

         This Proxy Statement and form of proxy were mailed to the shareholders of High Country Ventures, Inc. on September 22, 2000.


ITEM 2. REVOCABILITY OF PROXY

         The proxy is not revokable.


ITEM 3. DISSENTER'S RIGHT OF APPRAISAL

         All holders of outstanding shares of common stock of the company have the right under Minnesota Statutes to dissent from the merger and to obtain the fair value of their shares. Any shareholder seeking to exercise his rights must follow the procedure specified in the Minnesota Statutes.

         A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

         A shareholder that desires to dissent must give written notice to High Country Ventures, Inc., 121 S. 8th Street, Minneapolis, Minnesota 55402.


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


ITEM 4. PERSONS MAKING THE SOLICITATION

         The solicitation was made by the registrant. There is no director that opposed any action.


ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of August 31, 2000, the record date, there were 35,425,920 shares of the company's common shares outstanding. The following table sets forth the information as to the ownership of each person who, as of the date hereof, owns of record, or is known by the company to own beneficially, more than five per cent of the company's common stock, and the officers and directors of the company.



                              Shares of                        Percent of
Name                        Common Stock                       ownership
--------------------------------------------------------------------------------

         None

Directors and Officers
as a group


ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

         The officers and directors of the company are:

Name                                              Position
----                                              --------

Michael Johnson                                   President, Secretary, Director


         Michael Johnson, Mr. Johnson is the President, Secretary and a Director of the Company. Mr. Johnson has been the President and owner of MP Johnson Construction, Inc. since 1988.


ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                        CAPACITY                   CASH COMPENSATION
----                        --------                   -----------------

         None


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

         The principal accountant is Callahan & Johnston, P.A.

         The principal accountant for the current year is not expected to be present at the special meeting of shareholders, they are not expected to make a statement and are not expected to be available to answer appropriate questions.


ITEM 10. COMPENSATION PLANS

         The registrant has no compensation plans, and no action with respect to any such plan will be taken at the shareholders meeting.


ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

         The Board of Directors has entered into an agreement with Spiderboy.com, Inc., a Florida Corporation and its shareholders for a merger. A copy of the agreement is attached to this Proxy Statement as Appendix A. Under the terms of the agreement, the shareholders of Spiderboy.com, Inc. shall transfer all of their stock in the Company to High Country Ventures, Inc.. High Country Ventures, Inc. agrees to issue 29,438,000 shares of its outstanding 36,863,920 shares of common stock to the shareholders of Spiderboy.com, Inc., all of which are restricted shares.


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

         None


ITEM 13. FINANCIAL AND OTHER INFORMATION

         None


ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS, AND SIMILAR MATTERS


                           High Country Ventures, Inc.

         The Company was incorporated in Minnesota in February, 1959. There were several name changes, and in April, 1988 the name was changed to the present name.

         The Company was engaged in the business of assisting new prospects in setting up their own retail clothing and shoe stores. Services included store fixtures and beginning inventory, management training and consulting, assistance with the selection of accessories and grand opening.

         The Company acted as a holding company for High Country Fashions, Inc., and, on April 29, 1997, abandoned its investment in High Country Fashions, Inc. and approved a transfer of High Country Fashions, Inc. to Continental Casuals, Ltd., a company owned by the Company's President and majority stockholder. The Company recorded a gain on this abandonment and resulting debt cancellation of $1,600,000 because the liabilities of High Country Fashions, Inc. exceeded its assets.

         The transaction left the Company with no assets and no business.


                               Spiderboy.com, Inc.

         Spiderboy.Com, Inc. is in the business of creating and running the Spiderboy.com search engine on the world wide web. Spiderboy.com will act as a geographical and categorical web portal "highway system" for every country in the world as well as major cities with stops or community web sites for every town. Spiderboy.com will be supported by web designing, hosting, banner advertisements, affiliate marketing and our own e-commerce sites. The main focus is to create several tiers of ad revenue by specializing in geographical and categorical portals and giving away or licensing them to regional government agencies. The


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


search engine will offer information from local television guides to governmental, hospital, hotel and airport information from around the world. Spiderboy.com currently owns over 300 unique domain names and already has numerous web portals running in the development stage including a partnership with a licensed, bonded, and insured Travel Agency with personal and online services. Spiderboy.com will also offer web design and hosting facilities at very competitive prices to business and build on the relationships to create e-commerce sites for these companies.


                                 CHANGE OF NAME

         The Company intends to change the name of the corporation to Spiderboy International, Inc.


                      OFFICERS AND DIRECTORS OF THE COMPANY

         The following information sets forth information as to the persons who will be Officers and Directors of Spiderboy International, Inc. after the merger and name change.

Name                                          Position
----                                          --------

Norman Pardo                                  Chairman, President, CEO, Director

John Bolan                                    CFO, Director

Jim Cullen                                    Director

Kimberly F. Oliver                            Director

Michael S. Edwards                            Director

         NORMAN PARDO, is the Chairman of the Board, President, and Chief Executive Officer, Spiderboy.Com, Inc. Mr. Pardo is responsible for the development of the Spiderboy.com search engine and will continue to oversee the development of the Spiderboy.com search engine. He is also responsible for acquiring the domain names, and the design of many websites that are to be owned by Spiderboy.com. Mr. Pardo is a successful real estate investor and entrepreneur. He is a computer expert in HTML, JAVA, C++ and


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


PROTOCOLS, which has enabled him to build thousands of internet web pages over the years.

         JOHN BOLAN, is the Chief Financial Officer, and a Director of Spiderboy.Com, Inc. since its inception. He is a Certified Public Accountant, Enrolled Agent, Licensed Florida Real Estate Broker, and has practiced as a Public Accountant and Tax Consultant for 30 years. He holds a Masters Degree in Mathematics and Business Administration and a Masters Degree in Business Administration.

         JIM CULLEN, is an Account Executive for Reynolds and Reynolds Corporation, Information System Group since 1981. He is responsible for managing and growing a $2,000,000 territory, he sold one of the first electronic forms applications in the country, he introduced and sold leading on-line technology to the current account base, and is responsible for training and developing customer service representatives.

         KIMBERLY F. OLIVER, is currently on the Board of Directors and a part owner of the JBM Group, Inc. a public relations and marketing company. She was, until recently stepping down, the Vice President of Marketing in charge of the marketing representatives, market research and development.

         MICHAEL S. EDWARDS, until 1998 Mr. Edwards was the Supervisor of the Second Shift at Avondale Mills, Inc. He was responsible for all production areas on his shift, as well as the payroll and training of all employees on the second shift. He was responsible for maintaining and ensuring sufficient plant output for the second shift.


                        SECURITY OWNERSHIP OF THE COMPANY

         The following table sets forth information as to the owners of 5% or more of the voting securities, and officers and directors of the new company:

                              Shares of                        Percent of
Name                        Common Stock                       ownership
--------------------------------------------------------------------------------
Norman Pardo                 27,740,000                           75%

John Bolan                    1,000,000                            1%


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


Jim Cullen                       60,000                            1%

Michael Edwards                   6,000                            1%

Kim Oliver                       12,000                            1%

All officers and
Directors as a group         28,818,000                           78%



              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              As stated under GAAP

         The following is the unaudited pro forma condensed balance sheet, as of October 12, 2000 for both High Country Ventures, Inc. and Spiderboy.com, Inc., showing the condensed balance sheet items, and the total for both combined, under generally accepted accounting principles.

                                            Historical
                                       --------------------           Pro forma
                                         High      Spiderboy    ---------------------
                                        Country      .com       Eliminations
                                       ---------   --------     ---------------------
Assets
  Current assets                       $           $  4,290     $            $  4,290
  Fixed assets                         $           $            $            $
  Other Assets                         $ 29,352    $ 34,667     $(29,352)    $ 34,667

                                       $ 29,352    $ 38,957     $(29,352)    $ 38,957
                                       --------    --------     --------     --------

Liabilities and Stockholders Equity

  Liabilities                          $  3,761    $  9,605                  $ 13,366
  Stockholders Equity                  $ 29,591    $ 29,352     $(29,352)    $ 25,591
                                       --------    --------     --------     --------

             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                              As stated under GAAP

         The following is the unaudited pro forma condensed income statement, as of October 12, 2000 for both High Country Ventures,

Inc. and Spiderboy.com, Inc., showing the condensed income statement items, and the total for both combined, under generally accepted accounting principles.

                               Historical
                    --------------------------------
                    High Country       Spiderboy.com              Pro forma
                    ------------       -------------             -----------
Total Revenues        $                  $   2,048               $   2,048--
Expenses              $  16,051          $  37,986               $  54,037

Income (Loss)         $ (16,051)         $ (35,938)              $(51,989)
Per Share             $     nil          $     nil               $    nil


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

         Not Applicable


ITEM 16. RESTATEMENT OF ACCOUNTS

         Not Applicable


ITEM 17. ACTION WITH RESPECT TO REPORTS

         Not Applicable


ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

         Not Applicable


ITEM 19. AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

         Subsequent to the special meeting of shareholders the registrant filed an amendment to its Articles of Incorporation with the Secretary of State of Minnesota to change the name to Spiderboy International, Inc.


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


ITEM 20. OTHER PROPOSED ACTION

         Not Applicable


ITEM 21. VOTING PROCEDURES

         The Company fixed the close of business on August 31, 2000 as the record date for a determination of stockholders entitled to notice and to vote at the meeting. At such time there were 35,425,920 shares outstanding and entitled to vote.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the President on July 13, 2001.


                                                     High Country Ventures, Inc.


                                                     /S/ Michael Johnson



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